SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Mid Cap Value Dividend Fund

Supplement dated July 23, 2020 to the

Summary Prospectus and Prospectus,

each dated May 1, 2020, as supplemented

The Board of Trustees (the “Board”) of the Segall Bryant & Hamill Trust (the “Trust”), based upon the recommendation of Segall Bryant & Hamill, LLC (the “Adviser”), the investment adviser to the Segall Bryant & Hamill Mid Cap Value Dividend Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust, with an effective date on or about September 17, 2020 (the “Liquidation Date”).

The Board approved a Plan of Termination, Dissolution, and Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases effective as of the close of business on July 23, 2020. The Fund has declared a special distribution as a result of the liquidation. The distribution will be made prior to the Liquidation Date. Please note any distributions declared to shareholders of the Fund after July 23, 2020, and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Fund will be closed to new purchases effective as of the close of business on July 23, 2020, you may continue to redeem your shares of the Fund after July 23, 2020, as provided in the Prospectus. Please note, however, that the Fund will be liquidating its assets between August 7, 2020, and the Liquidation Date.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

All expenses incurred in connection with the transactions contemplated by the Plan, other than the brokerage commissions associated with the sale of portfolio securities, will be paid by the Adviser.

The following changes will be made effective July 23, 2020:

The chart contained in the “Portfolio Managers” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Ralph M. Segall, CFA, CIC Chief Investment Officer, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 23, 2020

The “Investment Personnel – Segall Bryant & Hamill Mid Cap Value Dividend Fund” section of the Fund’s Prospectus is deleted and replaced with the following:

Segall Bryant & Hamill Mid Cap Value Dividend Fund

The Segall Bryant & Hamill Mid Cap Value Dividend Fund is managed by Mr. Ralph M. Segall, CFA, CIC. Mr. Segall is further supported by the analysts on the Segall Bryant & Hamill, LLC All Cap investment team.

The first sentence in the “Portfolio Managers – Ralph M. Segall, CFA, CIC,” section of the Fund’s Prospectus is deleted and replaced with the following:

Ralph M. Segall, CFA, CIC, has been a portfolio manager of the Segall Bryant & Hamill All Cap Fund since its inception and its predecessor IMST fund since July 31, 2013 and each of the Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund and Segall Bryant & Hamill Global Large Cap Fund since July 23, 2020.

All references to Mark M. Adelmann, Derek R. Anguilm and Alex A. Ruehle in the Fund’s Summary Prospectus and Prospectus are deleted.

For more information or to obtain a copy of the Summary Prospectus or Prospectus free of charge, please contact the Fund at (800) 392-2673.

Please retain this supplement with your Summary Prospectus and Prospectus.